Exhibit 99.2

                                 MORGAN STANLEY
                    DEAN WITTER CAPITAL I INC. TRUST 2002-NC6

                                 ARM FIXED RATE

SELECTION CRITERIA: ARM
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85

1. DOCUMENTATION LEVEL

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                  LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
Full                                    2213   333,586,089.00       54.61   150,739.00      8.171      6.638      80.45        577.3
Stated                                  1257   241,804,150.00       39.58   192,366.00      8.071      6.466      78.32        613.9
Limited                                  172    35,513,200.00        5.81   206,472.00       8.02      6.597      80.89        585.4
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  3642   610,903,439.00         100   167,738.00      8.123      6.567      79.63        592.2
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========

2. CREDIT SCORE

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
CREDIT SCORE                         LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
476 - 500                                 22     2,732,340.00        0.45   124,197.00      9.222      6.923      78.19          500
501 - 525                                580    81,534,749.00       13.35   140,577.00       8.88      6.896      76.67        514.3
526 - 550                                681   100,982,032.00       16.53   148,285.00      8.633      6.794      77.87        538.1
551 - 575                                573    89,739,972.00       14.69   156,614.00      8.372      6.711      77.42        563.2
576 - 600                                506    83,031,042.00       13.59   164,093.00       8.26      6.597      79.81        587.5
601 - 625                                476    86,707,612.00       14.19   182,159.00      7.884      6.544      81.48          613
626 - 650                                352    69,448,473.00       11.37   197,297.00      7.598      6.427      81.56        637.5
651 - 675                                197    39,643,129.00        6.49   201,234.00      7.467      6.337       83.3        662.4
676 - 700                                 97    20,190,857.00        3.31   208,153.00      7.332      6.164      83.64        687.9
701 - 725                                 58    14,074,830.00         2.3   242,669.00      6.777      5.685      81.85        714.3
726 - 750                                 55    10,854,433.00        1.78   197,353.00      6.938      5.632      84.03        737.9
751 - 775                                 30     7,327,369.00         1.2   244,246.00      6.469      5.474      81.88        759.5
776 - 800                                 15     4,636,601.00        0.76   309,107.00      6.638      5.206      77.76        785.2
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  3642   610,903,439.00         100   167,738.00      8.123      6.567      79.63        592.2
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 592

3. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)     LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
10.01 - 20.00                              2        84,934.00        0.01    42,467.00       8.99      7.059      18.68        516.6
20.01 - 30.00                             12       889,767.00        0.15    74,147.00      7.935      6.339      24.57          584
30.01 - 40.00                             21     2,109,284.00        0.35   100,442.00      8.167      6.703      36.82        584.6
40.01 - 50.00                             57     7,603,332.00        1.24   133,392.00      8.065       6.59      46.58        594.4
50.01 - 60.00                            137    22,790,437.00        3.73   166,354.00      7.899      6.714      55.91        577.8
60.01 - 70.00                            406    62,514,680.00       10.23   153,977.00      8.255       6.77      66.72        572.1
70.01 - 80.00                           1399   234,577,626.00        38.4   167,675.00      8.092      6.598      77.93        584.8
80.01 - 90.00                           1541   265,699,908.00       43.49   172,420.00      8.167      6.485      86.85        601.1
90.01 - 100.00                            67    14,633,471.00         2.4   218,410.00      7.633      6.456      94.96          659
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  3642   610,903,439.00         100   167,738.00      8.123      6.567      79.63        592.2
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========
Minimum: 18.42
Maximum: 98.37
Weighted Average: 79.63

4. DOCUMENTATION LEVEL - LTV OVER 85

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL - LTV OVER 85    LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
Full                                     400    71,612,339.00       56.69   179,031.00       7.99      6.435      90.78          613
Stated                                   220    43,819,421.00       34.69   199,179.00      8.205      6.488      89.91        655.3
Limited                                   49    10,883,558.00        8.62   222,113.00       8.25      6.497      89.77        601.1
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                   669   126,315,317.00         100   188,812.00      8.087      6.458      90.39        626.7
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========

SELECTION CRITERIA: FIXED RATE
TABLE OF CONTENTS

1. Documentation Level
2. Credit Score
3. Range of Original LTV Ratios (%)
4. Documentation Level - LTV over 85

1. DOCUMENTATION LEVEL

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL                  LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
Full                                    1136   141,912,313.00       61.96   124,923.00      8.075          0      76.75        603.2
Stated                                   467    73,500,317.00       32.09   157,388.00      8.101          0      74.91          631
Limited                                   80    13,619,595.00        5.95   170,245.00      7.697          0      77.15        633.3
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  1683   229,032,225.00         100   136,086.00      8.061          0      76.19        613.9
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========

2. CREDIT SCORE

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
CREDIT SCORE                         LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
476 - 500                                  3       296,186.00        0.13    98,729.00      9.257          0      79.09          500
501 - 525                                166    17,570,817.00        7.67   105,848.00      9.051          0      74.88        515.6
526 - 550                                216    24,259,800.00       10.59   112,314.00      8.782          0      74.44        538.2
551 - 575                                230    26,142,874.00       11.41   113,665.00      8.603          0      75.42        564.4
576 - 600                                225    28,161,280.00        12.3   125,161.00      8.255          0      75.87        587.8
601 - 625                                222    32,664,822.00       14.26   147,139.00      7.908          0      75.46        613.4
626 - 650                                266    41,090,386.00       17.94   154,475.00      7.734          0      78.03        639.2
651 - 675                                159    24,872,479.00       10.86   156,431.00       7.57          0      77.41        661.6
676 - 700                                 81    14,529,968.00        6.34   179,382.00      7.492          0      78.25        686.6
701 - 725                                 56     9,527,024.00        4.16   170,125.00      7.227          0      74.82        712.7
726 - 750                                 28     4,412,311.00        1.93   157,583.00      7.417          0      74.24        738.9
751 - 775                                 20     3,329,835.00        1.45   166,492.00      7.151          0      76.11        763.1
776 - 800                                 10     2,055,454.00         0.9   205,545.00      7.075          0      77.97        783.5
Above 800                                  1       118,989.00        0.05   118,989.00       7.25          0      71.01          810
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  1683   229,032,225.00         100   136,086.00      8.061          0      76.19        613.9
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========
Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 614

3. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
RANGE OF ORIGINAL LTV RATIOS (%)     LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
<= 10.00                                   1        37,315.00        0.02    37,315.00       8.25          0       9.49          600
10.01 - 20.00                             10       604,222.00        0.26    60,422.00      8.089          0       16.9        654.7
20.01 - 30.00                             15     1,152,389.00         0.5    76,826.00          8          0      24.88        609.5
30.01 - 40.00                             24     2,507,108.00        1.09   104,463.00      7.611          0      34.53          617
40.01 - 50.00                             70     7,493,411.00        3.27   107,049.00      7.616          0      46.42        607.4
50.01 - 60.00                             97    11,015,345.00        4.81   113,560.00      7.779          0       56.4          620
60.01 - 70.00                            276    37,263,684.00       16.27   135,013.00      7.868          0      66.59        610.1
70.01 - 80.00                            696    90,759,348.00       39.63   130,401.00      8.111          0      77.82        607.9
80.01 - 90.00                            469    74,734,910.00       32.63   159,349.00      8.195          0      86.72          620
90.01 - 100.00                            25     3,464,491.00        1.51   138,580.00      8.124          0      94.87        667.3
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                  1683   229,032,225.00         100   136,086.00      8.061          0      76.19        613.9
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========
Minimum: 9.49
Maximum: 95.00
Weighted Average: 76.19

4. DOCUMENTATION LEVEL - LTV OVER 85

                                                                  % OF
                                                                 MORGAGE
                                                 AGGREGATE       POOL BY       AVG       WEIGHTED
                                     NUMBER       CUT-OFF       AGGREGATE    MORTGAGE    AVERAGE    WEIGHTED   WEIGHTED
                                       OF           DATE         CUT-OFF       LOAN       GROSS     AVERAGE    AVERAGE     WEIGHTED
                                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    INTEREST    GROSS     ORIGINAL    AVERAGE
DOCUMENTATION LEVEL - LTV OVER 85    LOANS        BALANCE        BALANCE     BALANCE       RATE      MARGIN      LTV      FICO SCORE
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
Full                                     152    23,535,555.00       66.35   154,839.00      8.109          0      90.49        632.7
Stated                                    52    10,523,043.00       29.67   202,366.00      8.079          0      89.54        661.9
Limited                                   10     1,413,814.00        3.99   141,381.00      8.105          0      89.94        649.9
---------------------------------   --------   --------------   ---------   ----------   --------   --------   --------   ----------
TOTAL:                                   214    35,472,413.00         100   165,759.00        8.1          0      90.18        642.1
=================================   ========   ==============   =========   ==========   ========   ========   ========   ==========

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